                                                                EXHIBIT 24.2

                               POWER OF ATTORNEY


  Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, BRIAN L. McGRATH, KATHLEEN RUEGER, BRUCE R. WORTHINGTON or JULIE C. GAVIN his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1993 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

  In WITNESS WHEREOF, we have signed these presents this 16th day of March, 1994.



R. A. CLARKE                  JOHN C. SAWHILL
- ---------------------------   --------------------------

STANLEY T. SKINNER            WILLIAM S. DAVILA
- ---------------------------   --------------------------

LESLIE L. LUTTGENS            ALAN SEELENFREUND
- ---------------------------   --------------------------

H. M. CONGER                  SAMUEL T. REEVES
- ---------------------------   --------------------------

WILLIAM F. MILLER             BARRY LAWSON WILLIAMS
- ---------------------------   --------------------------

MARY S. METZ                  CARL E. REICHARDT
- ---------------------------   --------------------------

MELVIN B. LANE                JOHN B. M. PLACE
- ---------------------------   --------------------------

RICHARD B. MADDEN             GEORGE A. MANEATIS
- ---------------------------   --------------------------

                               POWER OF ATTORNEY



         RICHARD A. CLARKE, the undersigned, Chairman of the Board, Chief Executive Officer and Director of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, BRIAN L. McGRATH, KATHLEEN RUEGER, BRUCE R. WORTHINGTON or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1993 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed these presents this 16th day of March, 1994.



                                              RICHARD A. CLARKE
                                      -----------------------------------
                                              RICHARD A. CLARKE

                               POWER OF ATTORNEY


         GORDON R. SMITH, the undersigned, Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, BRIAN L. McGRATH, KATHLEEN RUEGER, BRUCE R. WORTHINGTON or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Chief Financial Officer of said corporation the Form 10-K Annual Report for the year ended December 31, 1993 required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed these presents this 16th day of March, 1994.



                                                GORDON R. SMITH
                                        ------------------------------
                                                GORDON R. SMITH

                               POWER OF ATTORNEY



         THOMAS C. LONG, the undersigned, Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, BRIAN L. McGRATH, KATHLEEN RUEGER, BRUCE R. WORTHINGTON or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Controller of said corporation the Form 10-K Annual Report for the year ended December 31, 1993 required by
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have signed these presents this 16th day of March, 1994.



                                                        THOMAS C. LONG
                                                ------------------------------
                                                        THOMAS C. LONG